UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2012

TRANS1 INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33744	33-0909022
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Government Center Drive

Wilmington, North Carolina 28403

(Address of principal executive offices)

(Zip Code)

(910) 332-1700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 9, 2012, TranS1 Inc., a Delaware corporation (the “Company”), entered into a Distribution Agreement (the “Agreement”) with Jiade Sunshine, a limited liability company organized in the People’s Republic of China (“Jiade”), pursuant to which Jiade will be the exclusive distributor of the Company’s AxiaLIF® products in the People’s Republic of China, with the exception of Hong Kong, Macau and Taiwan. Jiade has agreed to use its commercial best efforts to promote, market, sell and manage the distribution of the AxiaLIF products within the specified territory.

Under the Agreement, Jiade has agreed to place an initial order for a specified minimum amount of products within 30 days after the effective date of the Agreement, and to place additional orders on at least an annual basis for a specified minimum amount of products. The initial order will total a minimum of $1,360,000.

The Agreement has an initial term of four years and is renewable for up to four one-year renewal periods. The Agreement may be terminated by the Company if Jiade fails to fulfill the minimum purchase requirements. The Agreement may be terminated by either party for cause as specified in the Agreement.

The Agreement provides the Company (or its accountants) the right, during the term of the Agreement and for a period of one year after its expiration, to audit the accounting records of Jiade to verify compliance with its obligations under the Agreement. The Agreement also contains customary representations and warranties, as well as customary terms with respect to limitation of liability, indemnification, confidentiality and non-competition.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. Confidential portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended.

Item 7.01	Regulation FD Disclosure.

A copy of the press release announcing the execution of the Agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Distribution Agreement, dated as of October 9, 2012, by and between TranS1 Inc. and Jiade Sunshine. *

99.1	Press release, dated October 10, 2012.

*     Confidential portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANS1 INC.

Date: October 12, 2012	By:	/s/ Joseph P. Slattery
Joseph P. Slattery
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Distribution Agreement, dated as of October 9, 2012, by and between TranS1 Inc. and Jiade Sunshine. *

99.1	Press release, dated October 10, 2012.

*     Confidential portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended.